Eaton Vance Government Obligations Fund
Eaton Vance High Income Opportunities Fund
Eaton Vance Income Fund of Boston
Eaton Vance Short Duration Government Income Fund
Supplement to Statement of Additional Information
dated March 1, 2014
as revised July 1, 2014

The following is added to the end of the last paragraph under “Investment Restrictions”:

For purposes of Short-Term U.S. Government Portfolio’s 90% Policy (1) net assets include any assets purchased with borrowings for investment purposes and (2) the percentage limitations are applied at the time of purchase. In addition, treasury futures and other derivative transactions entered into for purposes of adjusting the duration and/or otherwise hedging holdings in U.S. government securities conducted in the ordinary course of implementing and integral to the Portfolio’s investment program in U.S. government securities will not be considered when applying such time of purchase test with respect to the 90% Policy.

December 15, 2014